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Scudder Municipal Income Trust

Annual Report

November 30, 2002

Contents

<Click Here> Performance Summary

<Click Here> Economic Overview

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Auditors

<Click Here> Tax Information

<Click Here> Dividend Reinvestment Plan

<Click Here> Trustees and Officers

<Click Here> Investment Products and Services

<Click Here> Account Management Resources

	NYSE Symbol	CUSIP Number
Scudder Municipal Income Trust	KTF	81118R604

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary November 30, 2002

Average Annual Total Returns
	1-Year	3-Year	5-Year	10-Year
Based on Net Asset Value(a)	9.36%	10.56%	6.72%	7.20%
Based on Market Price	3.76%	9.49%	1.88%	6.02%

Net Asset Value and Market Price
	As of 11/30/02	As of 11/30/01
Net Asset Value	$ 12.18	$ 11.87
Market Price	$ 11.06	$ 11.37

Distribution Information
Twelve Months: Income Dividends (common shareholders)	$ .73
November Income Dividend (common shareholders)	$ .065
Current Annualized Distribution Rate (based on Net Asset Value)+	6.40%
Current Annualized Distribution Rate (based on Market Price)+	7.05%
Tax Equivalent Distribution Rate (based on Net Asset Value)+	10.43%
Tax Equivalent Distribution Rate (based on Market Price)+	11.49%

a Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.
+ Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value/market price on November 30, 2002. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Tax equivalent distribution rate is based on the Fund's distribution rate and a marginal income tax rate of 38.6%. Distribution rates are historical and will fluctuate.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries).

Economic Overview

Dear Shareholder:

The economic recovery continues. Its pace, however, is modest. And it is taking place in a series of starts and stops.

Earlier in the year, the economy seemed to be recovering steadily. How do we know? During the beginning of any economic slowdown, companies are fearful that consumers will not buy their products and they will be left with vast inventories of goods they cannot sell (and are costly to store). As a result, they liquidate inventories and slow their manufacturing. This happened during the start of the current slowdown. But in the earlier part of this year, as demand for manufactured goods became more steady, companies stopped trying so hard to reduce inventories and started manufacturing more goods. This suggested that a broad recovery was beginning. Unfortunately, companies didn't follow through by hiring more workers or investing in new equipment, which are other factors also essential to a recovery. As a result, the economy hit a slow patch during the late summer and early fall months - and manufacturing slipped back into the doldrums.

More recently, the economy appears to have improved. Fewer people are filing for unemployment insurance, the slowdown in manufacturing seems to be receding, and consumers are still spending money. As a result, we think it is unlikely that we will return to a recession. However, we expect economic momentum to build slowly, with growth not getting back to normal until late 2003.

Two warnings: This rebound will require continued assistance from the government, such as low interest rates and tax cuts. We don't think maintaining such policies will be a problem, however. The Federal Reserve is unlikely to raise interest rates until it sees concrete evidence of a recovery and won't hesitate to lower rates again if it needs to. And, the rebound we expect is based on the absence of adverse geopolitical shocks such as uncontained war in the Middle East.

If these risks can be avoided and the recovery gradually gathers steam, as we anticipate, interest rates will be affected. In the short-term, any change is unlikely. Longer-term, we expect interest rates to remain comparable to those seen in the 1950s and early 1960s, thanks to low inflation. Even after the economy recovers fully, the federal funds rate - the rate at which banks lend to each other overnight, and the rate on which other interest rates are based - might gradually rise from 1.25 percent to only 4 percent or 4.5 percent.

Economic Guideposts Data as of 11/30/02
[] 2 years ago [] 1 year ago [] 6 months ago [] Now
	Inflation Rate (a)	US Unemployment Rate (b)	Federal Funds Rate (c)	Industrial Production (d)	Growth Rate of Personal Income (e)
(a) The year-over-year percentage change in US consumer prices.
(b) The percentage of adults out of work and looking for a job.
(c) The interest rate banks charge each other for overnight loans.
(d) Year-over-year percentage change.
(e) Growth rate of individual income from all sources.
Source: Deutsche Asset Management

Because interest rates and bond prices tend to move in opposite directions, when the recovery eventually strengthens and the Fed raises interest rates, bond prices will likely fall again - but not drastically.

As for the stock market, prices have now returned to more reasonable levels. While we don't expect stock prices to fall drastically, we don't expect them to come anywhere close to what we saw during the 1980s and 1990s.

The situation is similar abroad. Economic activity remains sluggish everywhere. In most areas, we believe the slowdown is cyclical and will improve gradually next year. The exception is the 12 nations that comprise the European Monetary Union (EMU), which have been growing more slowly than the US for several decades. This can't be the result of cyclical factors alone - i.e., the natural acceleration and deceleration of an economy - so other problems (such as burdensome taxes and over-regulation) may exist. If so, these problems may continue to impede economic recovery in Europe.

Deutsche Investment Management Americas Inc.

The sources, opinions and forecasts expressed are those of the economic advisors of Deutsche Asset Management as of December 11, 2002, and may not actually come to pass.

Portfolio Management Review

Scudder Municipal Income Trust: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Municipal Income Trust. DeIM and its predecessors have more than 80 years of experience managing mutual funds DeIM and provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Philip G. Condon

Managing Director of Deutsche Asset Management and Co-Lead Portfolio Manager of the Trust.

• Joined Deutsche Asset Management in 1983 and the Trust team in 1998.

• Over 26 years of investment industry experience.

• MBA, University of Massachusetts at Amherst.

Eleanor R. Brennan

Director of Deutsche Asset Management and Co-Lead Portfolio Manager of the Trust.

• Joined Deutsche Asset Management in 1995 and the Trust team in 1998.

• Over 15 years of investment industry experience.

• MS, Drexel University.

Investment Policy Effective July 31, 2002:

The fund's investment policy and supporting disclosure was changed, effective July 31, 2002:

Under normal circumstances, the fund will seek to achieve its objective by investing at least 80 percent of net assets, plus the amount of any borrowings for investment purposes, in municipal securities. This policy is a fundamental policy which may be changed only by shareholder vote.

In the following interview, the Scudder Municipal Income Trust management team of Co-Lead Portfolio Managers Philip G. Condon and Eleanor R. Brennan discuss the Trust's performance and the recent market environment for municipal bonds.

Q: How did Scudder Municipal Income Trust perform during the fiscal year ended November 30, 2002, and how did the Trust's positioning affect its performance?

A: Scudder Municipal Income Trust delivered strong absolute and relative results during the period. On a market price basis, the Trust rose 3.76 percent during the period. Also, for the fiscal year ended November 30, 2002, the Trust gained 9.36 percent on a net asset value basis, versus the 6.26 percent return of its average peer in the Lipper General Municipal Debt Funds category for closed-end funds. The unmanaged Lehman Brothers Municipal Bond Index gained 6.32 percent during the period.1

1 The Lehman Brothers Municipal Bond Index contains approximately 42,000 bonds. To be in the index, a municipal bond must meet the following criteria: a minimum credit rating of BBB, issued as part of an issue of at least $50 million, issued within the last five years and a maturity of at least two years. Variable-rate bonds are excluded from the index.

The Trust's long-term results are strong. The Trust ranked 5, 5, 2 and 8 for each of the one-, three-, five- and 10-year periods, respectively, as of November 30, 2002. For these time periods, there were 56, 51, 47 and 31 funds, respectively, in the Lipper General Municipal Debt Funds category for closed-end funds. (Please see the performance summary on page 4 for standardized return figures for each time period. Past performance is no guarantee of future results.)

During the period, the federal funds rate2 remained at historical lows. The Federal Reserve Board kept the federal funds rate at 1.75 percent for much of the period but further reduced that rate to 1.25 percent on November 6. With interest rates so low, the Trust benefited from the attractive rates afforded to it through its outstanding preferred shares, thus enhancing the return to investors.

2 The federal funds rate is the rate that banks charge each other for overnight loans. The Federal Reserve Board's Open Market Committee sets a target rate to either make credit more easily available or tighten monetary policy in an attempt to avoid economic imbalances such as high inflation.

Management's focus on intermediate- to longer-term municipal bonds continued to aid the Trust's returns. The steepening of the yield curve, as discussed further below, helped the Trust's holdings perform well. (The yield curve illustrates the relationship between the yields on bonds of the same credit quality, but different maturities.) The Trust's underweight in airline and tobacco bonds - two areas of the municipal bond market that underperformed in the period - also aided results. Airline bonds have struggled going back to September 11, 2001. Recently, they have been especially hard hit in the wake of the bankruptcy filing by US Air. Tobacco bonds have suffered as a result of oversupply in the marketplace.

Q: How did the bond market and municipal bonds, in particular, perform over the fiscal year ended November 30, 2002?

A: Most areas of the bond market continued to show strength in the period. In the midst of an uncertain economic and geopolitical environment, investors continued to flock to more stable investment options, such as US Treasury bonds and municipal bonds. This year will be a record supply year for municipal bonds. For the year to date through November 30, 2002, about $330 billion in municipal bonds were issued. That outpaced the previous record of $292 billion in 1993. Typically, such strong supply would drive down the price of bonds. However, since demand remained so strong throughout the year, municipal bonds have continued to perform well. Municipal bonds underperformed relative to US Treasuries - the top-performing area of the bond market.

Municipal bonds delivered strong results (12-month period ended November 30, 2002)
Lehman Brothers Municipal Bond Index	6.32%
Lehman Brothers Aggregate Bond Index	7.34
Lehman Brothers High Yield Composite Bond Index	-3.16
S&P 500	-16.51

The Lehman Brothers Aggregate Bond Index is an unmanaged index representing domestic taxable investment grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with average maturities of one year or more.
The Lehman Brothers High Yield Composite Bond Index is a market value-weighted index that tracks the daily price-only, coupon, and total return performance of non-investment grade, fixed-rate, publicly placed, dollar-denominated, and non-convertible debt registered with the US Securities and Exchange Commission.
The S&P 500 is an unmanaged index widely regarded as representative of the equity market in general.
It is not possible to invest directly in an index.

Tax-free bonds outperformed equities and high-yield bonds. Overall, higher-quality corporate issues slightly outperformed municipal bonds on a pretax basis, but many individual corporate bonds struggled as news of corporate accounting irregularities plagued certain segments of the corporate market.

Q: How did the yield curve react during the period?

A: The municipal bond yield curve steepened significantly. The shorter-term portion of the yield curve saw most of the change. Specifically, as of November 30, 2001, the difference in yield between a one-year AAA-rated municipal bond and a 30-year AAA-rated

Municipal bond yield curve

Source: Deutsche Asset Management

This chart is not intended to represent the yield of any Scudder fund.

municipal bond was 313 basis points (or 3.13 percentage points). The difference between those maturities had increased to 368 basis points (or 3.68 percentage points) as of November 30, 2002. The yields on individual 10-year AAA-rated municipal bonds generally declined overall in the period. A 10-year AAA-rated municipal bond yielded 3.87 percent as of November 30, 2002 - 33 basis points less than the 4.20 percent it was yielding as of November 30, 2001.

Q: What's your outlook for the municipal bond market over the course of the next six months? Further, how is Scudder Municipal Income Trust positioned for this expected environment?

A: We remain positive about the prospects for the municipal bond market. Most notably, we believe tax-free bonds are currently very attractive on an after-tax basis versus US Treasury bonds with similar maturities. In fact, currently a 30-year municipal bond is yielding 100 percent of a 30-year US Treasury bond on a pre-tax basis. A 10-year municipal bond is currently yielding 92 percent of a 10-year US Treasury bond. These ratios are quite unusual. Such ratios mean that in the case of the 30-year maturity the yield on the municipal bond is the same as similar-maturity Treasury bonds - even before tax benefits of municipal bonds are considered. In the case of the 10-year maturities, the municipal bond's yield is close to the same as similar-maturity Treasury bonds, before tax considerations.

While we do expect to see credit downgrades on municipal-financed positions, in general high-grade municipals have more stable credit ratings than their taxable counterparts. Some states are currently experiencing budgetary constraints as a result of the last few years of tougher economic times, which has resulted in reduced tax receipts. However, should the need arise, municipalities should be able to generate more revenue through raising state and local taxes, in order to fund their loan payments.

We remain committed to our focus on maturities in that portion of the yield curve where we feel we are able to garner the most value for shareholders. We also expect to continue our focus on call-protected bonds with solid structures. Currently, we believe the best opportunities for value are in intermediate- to longer-term municipal bonds with slightly longer maturities in the range of 15 to 20 years. Further, we believe bond investments relative to the inflation rate remain appealing. The market is not forecasting a drastic increase in inflation yet, and therefore, we expect bonds to remain an attractive part of a well-balanced portfolio.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary November 30, 2002

Portfolio Composition	11/30/02	11/30/01

Revenue Bonds	73%	71%
General Obligation Bonds	14%	15%
US Government Secured	8%	9%
Lease Obligations	5%	5%
	100%	100%

Quality	11/30/02	11/30/01

AAA	71%	73%
AA	7%	8%
A	10%	8%
BBB	9%	7%
BB	1%	1%
Not Rated	2%	3%
	100%	100%

Interest Rate Sensitivity	11/30/02	11/30/01

Average Maturity	9.1 years	9.0 years
Duration	6.2 years	6.8 years

Top Five State Allocations at November 30, 2002 (40.3% of Investment Portfolio)

Texas	13.3%
Illinois	7.7%
New Jersey	6.9%
New York	6.5%
District of Columbia	5.9%

Portfolio Composition, Quality, Interest Rate Sensitivity and Top Five State Allocations are subject to change.

For more complete details about the fund's investment portfolio, see page 14. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of November 30, 2002

	Principal Amount ($)	Value ($)

Municipal Investments 153.8%
Alabama 5.1%
Alabama, Port Authority Revenue, Docks Department, AMT, 6.3%, 10/1/2021 (b)	8,250,000	9,184,230
Huntsville, AL, Hospital & Healthcare Revenue, Health Care Authority, Series A, 5.75%, 6/1/2031	5,500,000	5,525,960
Huntsville, AL, Water & Sewer Revenue, AMT, 5.75%, 10/1/2011 (b)	8,560,000	9,404,872
		24,115,062
Arizona 1.6%
Arizona, Hospital & Healthcare Revenue, Health Facilities Authority, Catholic Healthcare West, Series A, 6.625%, 7/1/2020	7,000,000	7,332,850
California 2.7%
California, Electric Revenue, Department of Water Resources and Power Supply, Series A, 5.375%, 5/1/2022	7,350,000	7,396,305
Sacramento County, Airport Revenue, AMT, Series A, 5.9%, 7/1/2024 (b)	5,000,000	5,388,100
		12,784,405
Colorado 9.0%
Adams County, Multi Family Housing Revenue, Oasis Park Apartments Project, Series A, 6.15%, 1/1/2026	6,000,000	6,157,320
Colorado, Hospital & Healthcare Revenue, Portercare Adventist Health Project, 6.5%, 11/15/2031	1,000,000	1,069,900
Colorado, Hospital & Healthcare Revenue, Poudre Valley Health Facilities:
Series A, 5.5%, 12/1/2017 (b)	6,145,000	6,484,511
Series A, 6.0%, 12/1/2015 (b)	5,705,000	6,275,956
Series A, 6.0%, 12/1/2016 (b)	2,000,000	2,191,300
Colorado, Single Family Housing Revenue, AMT, Series B2, 7.25%, 10/1/2031	1,115,000	1,195,224
Colorado, Transportation/Tolls Revenue, Anticipation Note, 6.0%, 6/15/2011 (b)	10,000,000	11,622,100
Denver, CO, Airport Revenue, AMT: Series E, 5.0%, 11/15/2020 (b)	2,000,000	1,941,140
Series A, 6.0%, 11/15/2014 (b)	5,000,000	5,537,600
		42,475,051
District of Columbia 9.1%
District of Columbia, ETM, Prerefunded, 5.5%, 6/1/2014 (b)	640,000	708,595
District of Columbia, Core City GO:
Series A, 5.25%, 6/1/2027 (b)	12,500,000	12,624,250
Series B, 5.5%, 6/1/2011	25,000,000	27,709,750
District of Columbia, State GO, Series A, 5.5%, 6/1/2014 (b)	1,860,000	2,014,454
		43,057,049
Florida 6.3%
Dade County, FL, Airport Revenue, AMT, Series A, 5.75%, 10/1/2026 (b)	13,000,000	13,678,860
Dade County, FL, Special Assessment Revenue, Zero Coupon:
Series B, Prerefunded, 10/1/2022 (b)	7,735,000	2,701,062
Series B, Prerefunded, 10/1/2024 (b)	16,955,000	5,214,680
Hillsborough County, Industrial Development Revenue, University Community Hospital Project, Series A, 5.625%, 8/15/2023	1,000,000	896,770
Miami-Dade County, Transportation/Tolls Revenue, Expressway Authority:
6.0%, 7/1/2013 (b)	1,665,000	1,893,954
6.0%, 7/1/2014 (b)	1,000,000	1,129,800
Orange County, Hospital & Healthcare Revenue, Health Facilities Authority, Orlando Regional Healthcare, 5.75%, 12/1/2032	1,000,000	1,006,420
Palm Beach County, School District REV Lease, Series A, Prerefunded, 5.75%, 8/1/2017 (b)	2,850,000	3,282,231
		29,803,777
Hawaii 8.5%
Hawaii, Airport Revenue, AMT, Series B, 6.5%, 7/1/2013 (b)	8,800,000	10,207,912
Hawaii, Electric Revenue, Department of Budget & Finance, AMT:
Series D, 6.15%, 1/1/2020 (b)	2,195,000	2,392,265
Series A, 6.2%, 5/1/2026 (b)	13,200,000	14,442,384
Hawaii, Port Authority Revenue, AMT:
Series A, 6.0%, 7/1/2011 (b)	2,950,000	3,300,136
Series A, 6.0%, 7/1/2012 (b)	3,135,000	3,541,923
Hawaii, State GO Lease, Series CU, 5.875%, 10/1/2016 (b)	3,220,000	3,719,841
Hawaii, State GO, Series CT, Prerefunded, 5.75%, 9/1/2014	2,310,000	2,664,793
		40,269,254
Idaho 0.3%
Idaho, Single Family Housing Revenue, AMT:
Series C2, 6.9%, 7/1/2025	1,105,000	1,120,945
Series A2, 7.875%, 7/1/2021	485,000	485,514
		1,606,459
Illinois 11.8%
Chicago, IL, Airport Revenue, O'Hare International Airport, American Airlines Project, 8.2%, 12/1/2024	4,775,000	2,005,691
Chicago, IL, Airport Revenue, O'Hare International Airport, AMT, 5.5%, 1/1/2014 (b)	10,000,000	10,614,300
Chicago, IL, Core City GO:
Series A, Prerefunded, 6.0%, 1/1/2014 (b)	2,085,000	2,432,820
Series A, Prerefunded, 6.125%, 1/1/2015 (b)	2,000,000	2,350,120
Series A, 6.125%, 1/1/2016 (b)	2,000,000	2,268,760
Chicago, IL, Other GO, Neighborhoods Alive 21 Project:
Series A, Prerefunded, 6.0%, 1/1/2015 (b)	1,000,000	1,166,820
Series A, 6.0%, 1/1/2017 (b)	1,000,000	1,120,770
Chicago, IL, Skyway Toll Bridge Revenue, Prerefunded, 6.75%, 1/1/2014	2,775,000	2,985,539
Illinois, Higher Education Revenue, DePaul University, Educational Facilities Authority:
5.625%, 10/1/2013 (b)	2,695,000	2,978,999
5.625%, 10/1/2015 (b)	1,710,000	1,872,159
Illinois, Higher Education Revenue, MJH Educational Assistance Authority, Series D, 5.45%, 9/1/2014 (b)	8,000,000	8,604,240
Illinois, Hospital & Healthcare Revenue, Adventist Health System, 5.5%, 11/15/2020	2,500,000	2,449,125
Illinois, Hospital & Healthcare Revenue, Childrens Memorial Hospital, Series A, 5.625%, 8/15/2019 (b)	4,000,000	4,198,600
Illinois, Pollution Control Revenue, Commonwealth Edison Co. Project, Series D, 6.75%, 3/1/2015 (b)	4,220,000	4,691,036
Illinois, Sales & Special Tax Revenue, Metropolitan Pier & Exposition Authority: Series A, 5.5%, 6/15/2017 (b)	1,555,000	1,722,256
Series A, ETM, 5.5%, 6/15/2017 (b)	1,955,000	2,180,842
Will County, Industrial Development Revenue, Mobil Oil Refining Corp. Project, AMT, 6.0%, 2/1/2027	2,000,000	2,094,820
		55,736,897
Indiana 6.9%
Indiana, Hospital & Healthcare Revenue, Charity Obligation Group, Series D, 5.25%, 11/15/2015	5,200,000	5,362,968
Indiana, Hospital & Healthcare Revenue, Health Facilities Authority, 5.5%, 11/1/2031	10,000,000	9,978,000
Indiana, Hospital & Healthcare Revenue, Riverview Hospital Project:
5.5%, 8/1/2019	1,300,000	1,227,005
5.5%, 8/1/2024	1,000,000	912,070
Indianapolis, IN, Electric Revenue, Series A, Prerefunded, 5.875%, 6/1/2024 (b)	14,000,000	15,144,780
		32,624,823
Kansas 0.6%
Overland Park, KS, Industrial Development Revenue, Development Corp., Series A, 7.375%, 1/1/2032	3,000,000	3,054,690
Kentucky 1.3%
Kentucky, Hospital & Healthcare Revenue, Economic Development Finance Authority, Norton Healthcare, Inc.:
Series A, 6.5%, 10/1/2020	2,000,000	2,042,880
Series A, 6.625%, 10/1/2028	4,000,000	4,060,920
		6,103,800
Louisiana 0.5%
Louisiana, Electric Revenue, 5.75%, 1/1/2013 (b)	2,000,000	2,271,240
Maine 3.5%
Maine, Hospital & Healthcare Revenue, Series B, Prerefunded, 7.0%, 7/1/2024	4,230,000	4,663,321
Maine, Hospital & Healthcare Revenue:
Series D, 5.7%, 7/1/2013 (d)	5,000,000	5,340,650
Series B, Prerefunded, 7.0%, 7/1/2024	90,000	99,220
Maine, Transportation/Tolls Revenue, 5.0%, 7/1/2017 (b)	6,165,000	6,335,154
		16,438,345
Maryland 2.1%
Howard County, Multi Family Housing Revenue, Braeland Commons Project, Series B, 6.2%, 6/15/2023	2,500,000	2,429,300
Howard County, Multi Family Housing Revenue, Eden Commons Project, Series A, 6.2%, 6/15/2023	4,250,000	4,129,810
Maryland, Hospital & Healthcare Revenue, Health & Higher Education Facilities Authority, Doctors Community Hospital, 5.5%, 7/1/2024	1,000,000	914,480
Maryland, Hospital & Healthcare Revenue, University of Maryland Medical System, 6.75%, 7/1/2030	2,500,000	2,697,675
		10,171,265
Massachusetts 3.6%
Massachusetts, Airport Revenue, AMT, Series B, 5.5%, 7/1/2009	8,000,000	8,749,280
Massachusetts, Airport Revenue, U.S. Airways, Inc. Project, AMT, Series A, 5.875%, 9/1/2023 (b)	5,000,000	5,156,800
Massachusetts, Port Authority Revenue, AMT, Series B, 5.5%, 7/1/2015	3,000,000	3,229,890
		17,135,970
Michigan 2.1%
Chippewa County, Hospital & Healthcare Revenue, Chippewa County War Memorial, Series B, 5.625%, 11/1/2014	1,500,000	1,431,870
Michigan, Industrial Development Revenue:
5.5%, 6/1/2018 (b)	3,425,000	3,631,048
5.75%, 6/1/2016 (b)	4,640,000	5,078,573
		10,141,491
Minnesota 2.3%
Minneapolis and St. Paul, MN, Airport Revenue, AMT, Series B, 6.0%, 1/1/2012 (b)	4,395,000	4,886,801
Minneapolis and St. Paul, MN, Port Authority Revenue, AMT:
Series B, 5.5%, 1/1/2010 (b)	3,035,000	3,293,187
Series B, 5.625%, 1/1/2015 (b)	2,500,000	2,715,150
		10,895,138
Missouri 2.1%
Missouri, Hospital & Healthcare Revenue, Lake of the Ozarks General Hospital: Prerefunded, 6.5%, 2/15/2021	760,000	867,244
6.5%, 2/15/2021	365,000	374,727
St. Louis, MO, County GO, Industrial Development Authority Revenue, St. Louis Convention Center, Series A, 7.2%, 12/15/2028	4,000,000	3,939,280
St. Louis, MO, County GO Lease, Regional Convention & Sports Complex Authority, Series C, 7.9%, 8/15/2021	80,000	81,516
St. Louis, MO, Industrial Development Revenue, Convention Center AMT, Series A, 6.875%, 12/15/2020	1,500,000	1,474,560
St. Louis, MO, Regional Convention & Sports Complex Authority, Series C, Prerefunded, 7.9%, 8/15/2021	3,000,000	3,138,870
		9,876,197
Nevada 2.5%
Las Vegas, NV, Core City GO, Water & Sewer Revenue, 5.375%, 4/1/2014 (b)	2,705,000	2,917,613
Nevada, State GO, Capital Improvement and Cultural Affairs Project, Series A, 5.5%, 2/1/2014	2,575,000	2,780,202
Washoe County, School District GO, 5.75%, 6/1/2014	5,450,000	6,258,889
		11,956,704
New Hampshire 0.6%
Nashua, NH, Hospital & Healthcare Revenue, Nashua Memorial Hospital, 6.0%, 10/1/2023	3,000,000	3,003,360
New Jersey 10.6%
New Jersey, Hospital & Healthcare Revenue, General Hospital Center at Passaic, ETM, 6.75%, 7/1/2019	5,000,000	6,168,200
New Jersey, Industrial Development Revenue, American Water Co., Inc. Project, AMT, Series A, 6.875%, 11/1/2034 (b)	10,775,000	11,808,107
New Jersey, Industrial Development Revenue, Economic Development Authority, Harrogate, Inc., Series A, 5.875%, 12/1/2026	1,400,000	1,308,832
New Jersey, Resource Recovery Revenue, Tobacco Settlement Financing Corp, 5.75%, 6/1/2032	4,600,000	4,336,006
New Jersey, State Agency GO Lease, Transportation Trust Fund Authority, Series A, 5.75%, 6/15/2017	10,000,000	11,434,100
New Jersey, Transportation/Tolls Revenue, Economic Development Authority, Series A, 5.75%, 5/1/2013	6,000,000	6,626,820
New Jersey, Transportation/Tolls Revenue, Garden State Parkway Project, 5.6%, 1/1/2017 (b)	8,000,000	8,577,520
		50,259,585
New Mexico 0.2%
New Mexico, Single Family Housing Revenue, Mortgage Finance Authority, AMT, Series B, 8.3%, 3/1/2020	720,000	731,030
New York 10.1%
Nassau County, Hospital & Healthcare Revenue, 6.0%, 8/1/2015 (b)	3,390,000	3,857,956
New York, Electric Revenue, Energy Research and Development Authority Pollution Control Niagara Mohawk Power, Series B, 1.4%, 12/1/2025 (c) (d)	800,000	800,000
New York, Sales & Special Tax Revenue, Transitional Finance Authority, Series B, 6.125%, 11/15/2015	3,000,000	3,539,550
New York, State Agency GO Lease, Higher Education Revenue, Dormitory Authority, Bronx-Lebanon Hospital Center, Series E, 5.2%, 2/15/2016	1,770,000	1,821,843
New York, State Agency GO Lease, Higher Education Revenue, Dormitory Authority, City University, Series A, 5.625%, 7/1/2016	1,500,000	1,667,670
New York, State Agency GO Lease, Higher Education Revenue, Dormitory Authority, Jamaica Hospital, Series F, 5.2%, 2/15/2016	1,000,000	1,029,290
New York, Transportation/Tolls Revenue:
5.625%, 4/1/2013 (b)	5,000,000	5,723,600
5.75%, 4/1/2014 (b)	2,000,000	2,303,660
New York, NY, Core City GO:
Series F, 5.25%, 8/1/2015	5,000,000	5,085,200
Series F, 5.25%, 8/1/2015 (b)	10,380,000	10,937,821
Series D, 7.5%, 8/1/2003	310,000	312,781
Series D, 7.5%, 8/1/2004	755,000	761,772
New York, NY, Sales & Special Tax Revenue, Transitional Finance Authority, Series B, 6.125%, 11/15/2014	355,000	405,513
New York, NY, Transitional Finance Authority, Series B, Prerefunded, 6.125%, 11/15/2014	1,645,000	1,940,853
Niagara Falls, NY, Airport Revenue, Greater Buffalo International Airport, AMT, Series A, 6.25%, 4/1/2024 (b)	5,750,000	6,094,483
Niagara Falls, NY, School District GO, 5.6%, 6/15/2014	1,180,000	1,314,001
		47,595,993
North Carolina 1.5%
Charlotte, NC, Airport Revenue, AMT:
Series B, 5.75%, 7/1/2013 (b)	2,480,000	2,755,057
Series B, 5.875%, 7/1/2014 (b)	1,140,000	1,242,076
North Carolina, Electric Revenue, Municipal Power Agency, Series B, 6.375%, 1/1/2013	3,000,000	3,263,700
		7,260,833
North Dakota 0.8%
Grand Forks, ND, Hospital & Healthcare Revenue, Altru Health Care System, 7.125%, 8/15/2024	3,400,000	3,653,198
Ohio 2.9%
Cuyahoga County, Hospital Revenue, Meridia Health Systems, Prerefunded, 6.25%, 8/15/2024	2,350,000	2,653,573
Green Springs, OH, Senior Care Revenue, St. Francis Health Care Center Project, Series A, 7.125%, 5/15/2025	6,000,000	4,883,580
Lorain County, Hospital & Healthcare Revenue, Catholic Health Care Partners, Series A, 5.25%, 10/1/2033	2,500,000	2,416,500
Ohio, Higher Education Revenue, University of Findlay Project:
6.125%, 9/1/2016	2,000,000	2,019,440
6.15%, 9/1/2011	1,635,000	1,675,139
		13,648,232
Oregon 3.4%
Oregon, Other REV Lease, Department of Administrative Services:
Series A, 5.5%, 5/1/2010 (b)	2,245,000	2,454,885
Series A, 5.6%, 5/1/2011 (b)	2,120,000	2,335,095
Oregon, State GO Lease, Department of Administrative Services, Series A, Prerefunded, 6.25%, 5/1/2017 (b)	1,000,000	1,181,410
Oregon, State REV Lease, Department of Administrative Services, Series A, Prerefunded, 6.25%, 5/1/2018 (b)	1,000,000	1,181,410
Portland, OR, Special Assessment Revenue, Downtown Waterfront:
Series A, 5.625%, 6/15/2015 (b)	3,100,000	3,389,912
Series A, 5.75%, 6/15/2018 (b)	2,225,000	2,407,472
Series A, 5.75%, 6/15/2019 (b)	2,820,000	3,032,572
		15,982,756
Pennsylvania 0.6%
Pennsylvania, Hospital & Healthcare Revenue, Economic Development Financing Authority, UPMC Health System, Series A, 6.0%, 1/15/2031	2,570,000	2,623,148
Rhode Island 0.8%
Rhode Island, Special Assessment Revenue, Series A, 6.125%, 6/1/2032	4,000,000	3,852,320
South Carolina 0.8%
Greenwood County, Hospital & Healthcare Revenue, South Carolina Memorial Hospital, 5.5%, 10/1/2031	1,500,000	1,456,620
South Carolina, Hospital & Healthcare Revenue, Jobs Economic Development Authority, Palmetto Health Alliance, Series A, 7.375%, 12/15/2021	2,000,000	2,185,480
		3,642,100
Tennessee 2.7%
Clarksville, TN, Core City GO, Public Building Authority, 1.25%, 7/1/2031 (c) (d)	130,000	130,000
Memphis-Shelby County, Airport Revenue, AMT, Series D, 6.25%, 3/1/2017 (b)	4,690,000	5,197,646
Shelby County, Hospital & Healthcare Revenue, Health Education & Housing Facilities Board, 6.5%, 9/1/2026	7,000,000	7,262,640
		12,590,286
Texas 20.4%
Austin, TX, Sales & Special Tax Revenue, Hotel Occupancy Tax:
6.0%, 11/15/2013 (b)	3,190,000	3,608,369
6.0%, 11/15/2015 (b)	3,480,000	3,904,804
6.0%, 11/15/2016 (b)	3,625,000	4,055,831
Brazos, TX, Pollution Control Revenue, Brazos River Authority, Texas Utilities Electric Co. Project, AMT, Series C, 5.75%, 5/1/2036	5,000,000	4,521,700
Dallas Fort-Worth, TX, Airport Revenue, International Airport, AMT, Series A, 5.875%, 11/1/2016 (b)	6,500,000	7,092,150
Dallas, TX, Transportation/Tolls Revenue, Turnpike Authority, 5.5%, 1/1/2015 (b)	14,605,000	15,818,237
EL Paso, TX, State GO:
5.875%, 8/15/2012	1,000,000	1,110,250
5.875%, 8/15/2013	1,570,000	1,742,151
5.875%, 8/15/2014	1,665,000	1,844,803
Harris County, Hospital & Healthcare Revenue, Health Facilities Development Corp., Memorial Hermann Healthcare, Series A, 6.375%, 6/1/2029	5,500,000	5,746,950
Houston, TX, Airport Revenue, People Mover Project, AMT, Series A, 5.5%, 7/15/2017 (b)	3,300,000	3,446,817
Houston, TX, Port Authority Revenue, Airport Revenue, AMT, Series A, 5.875%, 7/1/2014 (b)	3,960,000	4,315,885
Lower Neches Valley, TX, Industrial Development Revenue, Mobil Oil Refining Corp. Project, AMT, 6.4%, 3/1/2030	17,000,000	17,817,190
Red River, TX, School District REV Lease, St. Marks School Project, 6.0%, 8/15/2019	5,390,000	5,815,648
Richardson, TX, Hospital & Healthcare Revenue, Hospital Authority, 5.625%, 12/1/2028	5,000,000	4,939,450
Tarrant County, Hospital & Healthcare Revenue, Health Facilities Development Corp., 6.7%, 11/15/2030	4,500,000	4,766,310
Texas, Industrial Development Revenue, Waste Disposal Authority, AMT, Series A, 6.1%, 8/1/2024	2,000,000	1,998,600
Texas, State GO, College Student Loans, AMT, 5.0%, 8/1/2021	4,015,000	3,847,775
		96,392,920
Utah 0.0%
Utah, Single Family Housing Revenue, Housing Finance Agency, AMT, Series B2, 6.65%, 7/1/2026	190,000	191,359
Virginia 2.9%
Washington D.C., Airport Revenue, AMT, Series A, 5.75%, 10/1/2020 (b)	13,100,000	13,796,920
Washington 7.4%
Seattle, WA, Airport Revenue, AMT, Series B, 6.0%, 2/1/2013 (b)	7,355,000	8,385,730
Seattle, WA, Special Assessment Revenue, AMT:
Series B, 5.5%, 9/1/2011 (b)	1,085,000	1,171,540
Series B, 5.75%, 9/1/2013 (b)	1,045,000	1,134,274
Skagit County, School District GO, School District No. 1, Burlington Edison, 5.625%, 12/1/2014	1,570,000	1,718,632
Snohomish County, Electric Revenue, Public Utility District No. 1, 5.375%, 12/1/2024	3,000,000	3,079,680
Washington, Electric Revenue, Energy Northwest Columbia Generating, Series B, 6.0%, 7/1/2018 (b)	3,000,000	3,331,170
Washington, Electric Revenue, Nuclear Project No. 1:
Series B, 5.6%, 7/1/2015 (b)	1,995,000	2,069,034
Series B, Prerefunded, 5.6%, 7/1/2015 (b)	5,000	5,225
Washington, Electric Revenue, Nuclear Project No. 2, Series A, 5.0%, 7/1/2012	4,000,000	4,212,600
Washington, Electric Revenue, Nuclear Project No. 3, Series B, 5.6%, 7/1/2015 (b)	1,000,000	1,037,110
Washington, Hospital & Healthcare Revenue, Group Health Coop of Puget Sound, 5.375%, 12/1/2017 (b)	1,500,000	1,570,935
Washington, State GO:
Series A, 5.5%, 7/1/2013	2,000,000	2,169,180
Series A, 5.5%, 7/1/2016	4,835,000	5,174,659
		35,059,769
West Virginia 4.0%
West Virginia, Hospital Finance Authority, Charleston Medical Center:
Prerefunded, 6.75%, 9/1/2022	9,645,000	11,746,453
Prerefunded, 6.75%, 9/1/2030	1,605,000	1,954,697
West Virginia, Hospital & Healthcare Revenue, Hospital Finance Authority, Charleston Medical Center:
6.75%, 9/1/2022	2,355,000	2,562,593
6.75%, 9/1/2030	395,000	427,212
West Virginia, Hospital & Healthcare Revenue, Oak Hill Hospital, Series B, 6.75%, 9/1/2030	2,000,000	2,435,760
		19,126,715
Wisconsin 2.2%
Wisconsin, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Aurora Health Care, Inc., Series A, 5.6%, 2/15/2029	6,000,000	5,598,299
Wisconsin, Special Assessment Revenue, 6.125%, 6/1/2027	5,000,000	4,798,250
		10,396,549
Total Municipal Investments		727,657,540

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $674,135,455) (a)	153.8	727,657,540
Other Assets and Liabilities, Net	2.2	10,426,257
Remarketed Preferred Shares, at Redemption Value	(56.0)	(265,000,000)
Net Assets Applicable to Common Shareholders	100.0	473,083,797

(a) The cost for federal income tax purposes was $673,954,238. At November 30, 2002, net unrealized appreciation for all securities based on tax cost was $53,703,302. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $59,146,207 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $5,442,905.
(b) Bond is insured by one of these companies:
AMBAC	AMBAC Assurance Corp.
Capital Guaranty
FGIC	Financial Guaranty Insurance Company
FHA	Federal Housing Administration
FSA	Financial Security Assurance
MBIA	Municipal Bond Investors Assurance

(c) Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rates as of November 30,2002.
(d) Security incorporates a letter of credit or line of credit from a major bank.
AMT: Subject to alternative minimum tax

ETM: Bonds bearing the description ETM (escrowed to maturity) are collateralized by US Treasury securities which are held in escrow and used to pay principal and interest on bonds so designated.

Prerefunded: Bonds which are prerefunded are collateralized by US Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of November 30, 2002
Assets
Investments in securities, at value (cost $674,135,455)	$ 727,657,540
Cash	105,755
Interest receivable	12,749,040
Total assets	740,512,335
Liabilities
Payable for investments purchased	1,517,839
Dividends payable	155,677
Accrued management fee	338,042
Accrued remarketing fee	269,000
Other accrued expenses and payables	147,980
Total liabilities	2,428,538
Remarketed preferred shares, at redemption value	265,000,000
Net assets, at value	$ 473,083,797
Net Assets
Net assets applicable to common shareholders consist of: Undistributed net investment income	2,531,706
Net unrealized appreciation (depreciation) on investments	53,522,085
Accumulated net realized gain (loss)	(14,381,585)
Paid-in capital	431,411,591
Net assets applicable to common shareholders	$ 473,083,797
Net Asset Value
Net Asset Value per common share ($473,083,797 / 38,832,628 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.18

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended November 30, 2002
Investment Income
Income: Interest	$ 40,191,577
Expenses: Management fee	4,032,646
Services to shareholders	80,806
Custodian fees	24,158
Auditing	75,068
Legal	22,202
Trustees' fees and expenses	32,552
Reports to shareholders	82,577
Auction agent fee	523,773
Other	160,505
Total expenses, before expense reductions	5,034,287
Expense reductions	(1,647)
Total expenses, after expense reductions	5,032,640
Net investment income	35,158,937
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	2,304,696
Net unrealized appreciation (depreciation) during the period on investments	6,496,800
Net gain (loss) on investment transactions	8,801,496
Dividends on remarketed preferred shares	(3,894,332)
Net increase (decrease) in net assets resulting from operations	$ 40,066,101

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended November 30,
	2002	2001 (a)
Operations: Net investment income	$ 35,158,937	$ 35,495,683
Net realized gain (loss) on investment transactions	2,304,696	732,792
Net unrealized appreciation (depreciation) on investment transactions during the period	6,496,800	22,417,171
Dividends on remarketed preferred shares	(3,894,332)	(8,435,737)
Net increase (decrease) in net assets resulting from operations	40,066,101	50,209,909
Distributions to common shareholders from: Net investment income	(28,111,448)	(27,959,493)
Increase (decrease) in net assets	11,954,653	22,250,416
Net assets at beginning of period	461,129,144	438,878,728
Net assets at end of period (including undistributed (distributions in excess of) net investment income of $2,531,706 and $(803,925), respectively)	$ 473,083,797	$ 461,129,144
Other Information
Shares outstanding at beginning of period	38,832,628	38,832,628
Shares outstanding at end of period	38,832,628	38,832,628

(a) Restated. See Note F to Financial Statements.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended November 30,	2002[d]	2001[e]	2000[e]	1999[e]	1998[e]
Selected Per Share Data
Net asset value, beginning of period	$ 11.87	$ 11.30	$ 11.03	$ 12.41	$ 12.33
Income (loss) from investment operations: Net investment income	.91[a]	.91[a]	.93[a]	.92[a]	.99
Net realized and unrealized gain (loss) on investment transactions	.22	.59	.42	(1.28)	.16
Dividends on remarketed preferred shares (common share equivalent): From net investment income	(.10)	(.21)	(.28)	(.18)	(.20)
Total from investment operations	1.03	1.29	1.07	(.54)	.95
Less distributions from: Net investment income to common shareholders	(.72)	(.72)	(.80)	(.83)	(.87)
Dilution resulting from remarketed preferred shares[b]	-	-	-	(.01)	-
Net asset value, end of period	$ 12.18	$ 11.87	$ 11.30	$ 11.03	$ 12.41
Market value, end of period	$ 11.06	$ 11.37	$ 10.25	$ 10.31	$ 14.63
Total Return
Based on net asset value (%)[c]	9.36	11.93	10.40	(4.69)	7.96
Based on market value (%)[c]	3.76	18.10	7.11	(24.40)	10.60

Years Ended November 30, (continued)	2002[d]	2001[e]	2000[e]	1999[e]	1998[e]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	473	461	439	428	478
Ratio of expenses (%) (based on net assets of common shares)	1.07	1.09	1.24	1.13	1.02
Ratio of expenses (%) (based on net assets of common and remarketed preferred shares)	.69	.69	.77	.77	.70
Ratio of net investment income (%) (based on net assets of common shares)	7.51	7.72	8.48	7.76	8.04
Ratio of net investment income (%) (based on net assets of common and remarketed preferred shares)	4.80	4.90	5.23	5.27	5.54
Portfolio turnover rate (%)	7	10	38	38	17
Remarketed preferred shares information at end of period: Aggregate amount outstanding ($ millions)	265	265	265	265	215
Asset coverage per share ($)*	13,900	13,700	13,300	13,100	16,100
Liquidation and market value per share ($)	5,000	5,000	5,000	5,000	5,000
[a] Based on average common shares outstanding during the period.
[b] On November 24, 1999, the Fund issued 10,000 remarketed preferred shares.
[c] Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestment of dividends. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.
[d] As required, effective December 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended November 30, 2002 was to increase net investment income by an amount less than $.005 and decrease net realized and unrealized gain (loss) per share by an amount less than $.005. Per share data and ratios for periods prior to December 1, 2001 have not been restated to reflect this change in presentation.
[e] As discussed in Note F to the financial statements, in 2001 the Fund changed its method of classifying remarketed preferred shares.
* Asset coverage per share equals the total net assets of both common and remarketed preferred shares of the Fund divided by the total number of remarketed preferred shares outstanding at the end of the period.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Municipal Income Trust (the ``Fund'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as a closed-end, diversified management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund, whose valuations are intended to reflect the mean between the bid and asked prices. If the pricing services are unable to provide valuations, securities are valued at the average of the means based on the most recent bid and asked quotations or evaluated prices obtained from two broker dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At November 30, 2002, the Fund had a net tax basis capital loss carryforward of approximately $14,165,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until November 30, 2003 ($5,067,000), November 30, 2007 ($5,496,000) and November 30, 2008 ($3,602,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income to common shareholders, if any, are made monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At November 30, 2002, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income	$ 191,741
Undistributed tax-exempt income	$ 2,530,238
Undistributed long-term capital gains	$ -
Capital loss carryforwards	$ (14,165,000)
Net unrealized appreciation (depreciation) on investments	$ 53,703,302

In addition, during the year ended November 30, 2002 the character of distributions paid to shareholders by the Fund is summarized as follows:

Distributions from tax-exempt income	$ 32,005,780

Remarketed Preferred Shares. The Fund has issued and outstanding 10,800 Series A, 10,700 Series B, 10,800 Series C, 10,700 Series D and 10,000 Series E remarketed preferred shares, each at a liquidation value of $5,000 per share. The preferred shares are senior to and have certain class specific preferences over the common shares. The dividend rate on each series is set by the remarketing agent, and the dividends are generally paid every 28 days. The 1940 Act requires that the preferred shareholders of the Fund, voting as a separate class, have the right to: a) elect at least two trustees at all times, and b) elect a majority of the trustees at any time when dividends on the preferred shares are unpaid for two full years. Unless otherwise required by law or under the terms of the preferred shares designation statement, each preferred share is entitled to one vote and preferred shareholders will vote together with common shareholders as a single class and have the same voting rights.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended November 30, 2002, purchases and sales of investment securities (excluding short-term investments) aggregated $53,488,443 and $52,127,999, respectively.

C. Related Parties

On April 5, 2002, 100% of Zurich Scudder Investments, Inc. ("ZSI") was acquired by Deutsche Bank AG with the exception of Threadneedle Investments in the UK Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"). Effective April 5, 2002, the investment management agreement with ZSI was terminated and DeIM became the investment advisor for the Fund. The management fee rate paid by the Fund under the new Investment Management Agreement (the "Management Agreement") is the same as the previous investment management agreement.

Management Agreement. Under the Management Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The Fund pays a monthly investment management fee of 1/12 of the annual rate of 0.55% of the Fund's average weekly net assets, of both common and remarketed preferred shares computed and accrued daily and payable monthly.

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the transfer, dividend-paying and shareholder service agent for the Fund. The amount charged to the Fund by SISC aggregated $80,806, of which $29,412 is unpaid at November 30, 2002.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

D. Expense Off-Set Arrangements

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the year ended November 30, 2002, the Fund's custodian fees were reduced by $1,647 under this arrangement.

E. Line of Credit

The Fund and several other affiliated funds (the ``Participants'') share in a $1.3 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. During the period the Fund had no borrowings on the line of credit.

F. Change in Accounting Principle

As required, effective December 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. Prior to December 1, 2001, the Fund did not accrete market discount on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $145,998 increase in cost of securities and a corresponding $145,998 decrease in net unrealized appreciation, based on securities held by the Fund on December 1, 2001.

The effect of this change for the year ended November 31, 2002 was to increase net investment income by $36,543, decrease unrealized appreciation by $35,219 and decrease net realized gains by $1,324. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

In addition, effective December 1, 2001, the Fund adopted the classification requirement of EITF D-98, Classification and Measurement of Redeemable Securities. EITF D-98 requires that preferred stock be presented outside of net assets in the statement of assets and liabilities when redemption is not solely within the control of the issuer, which is the case for the Fund. In adopting EITF D-98, the Fund's net assets as of November 30, 2001 in the statement of changes in net assets has been restated by excluding preferred stock valued at $265,000,000 at that date. Accordingly, as of November 30, 2002 remarketable preferred shares, at redemption value of $265,000,000, is shown as a liability on the Statement of Assets and Liabilities. The adoption also resulted in dividends on remarketed preferred shares being reclassified from distributions on the statement of changes in net assets to a separate line item within the statement of operations. This resulted in a decrease of $3,894,332 and $8,435,737 in the net increase in net assets from operations for the year ended November 31, 2002 and November 30, 2001, respectively. As part of the adoption, per share distributions of dividends on remarketed preferred shares was reclassified from distributions to a component of totals from investment operations for each period presented in the financial highlights.

Report of Ernst & Young LLP, Independent Auditors

To the Trustees and Shareholders of Scudder Municipal Income Trust:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Scudder Municipal Income Trust, (the "Fund"), as of November 30, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Scudder Municipal Income Trust, at November 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

Boston, Massachusetts January 14, 2003	/s/ Ernst & Young LLP

Tax Information (Unaudited)

Of the dividends paid from net investment income for the taxable year ended November 30, 2002, 100% are designated as exempt interest dividends for federal income tax purposes.

Please contact a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about our account, please call 1-800-621-1048.

Dividend Reinvestment Plan

A. Participation

We invite you to review the description of the Dividend Reinvestment Plan (the ``Plan'') which is available to you as a shareholder of Scudder Municipal Income Trust (the ``Fund''). If you wish to participate and your shares are held in your own name, simply contact Scudder Investments Service Company, whose address and phone number are provided in Paragraph E for the appropriate form. If your shares are held in the name of a brokerage firm, bank, or other nominee, you must instruct that nominee to re-register your shares in your name so that you may participate in the Plan, unless your nominee has made the Plan available on shares held by them. Shareholders who so elect will be deemed to have appointed UMB Bank, N.A. ("United Missouri Bank" or "UMB") as their agent and as agent for the Fund under the Plan.

B. Dividend Investment Account

The Fund's transfer agent and dividend disbursing agent or its delegate (the ``Transfer Agent'') will establish a Dividend Investment Account (the ``Account'') for each shareholder participating in the Plan. The Transfer Agent will credit to the Account of each participant funds it receives from the following sources: (a) cash dividends and capital gains distributions paid on shares of beneficial interest (the ``Shares'') of the Fund registered in the participant's name on the books of the Fund; and (b) cash dividends and capital gains distributions paid on Shares registered in the name of the Transfer Agent but credited to the participant's Account. Sources described in clauses (a) and (b) of the preceding sentence are hereinafter called ``Distributions.''

C. Investment of Distribution Funds held in each account

If on the record date for a Distribution (the ``Record Date''), Shares are trading at a discount from net asset value per Share (according to the evaluation most recently made on Shares of the Fund), funds credited to a participant's Account will be used to purchase Shares (the ``Purchase''). UMB will attempt, commencing five days prior to the Payment Date and ending at the close of business on the Payment Date (``Payment Date'' as used herein shall mean the last business day of the month in which such Record Date occurs), to acquire Shares in the open market. If and to the extent that UMB is unable to acquire sufficient Shares to satisfy the Distribution by the close of business on the Payment Date, the Fund will issue to UMB Shares valued at net asset value per Share (according to the evaluation most recently made on Shares of the Fund) in the aggregate amount of the remaining value of the Distribution. If, on the Record Date, Shares are trading at a premium over net asset value per Share, the Fund will issue on the Payment Date, Shares valued at net asset value per Share on the Record Date to the Transfer Agent in the aggregate amount of the funds credited to the participants' accounts.

D. Voluntary Cash Contributions

A participant may from time to time make voluntary cash contributions to his Account by sending to Transfer Agent a check or money order, payable to Transfer Agent, in a minimum amount of $100 with appropriate accompanying instructions. (No more than $500 may be contributed per month.) Transfer Agent will inform UMB of the total funds available for the purchase of Shares and UMB will use the funds to purchase additional Shares for the participant's Account the earlier of: (a) when it next purchases Shares as a result of a Distribution or (b) on or shortly after the first day of each month and in no event more than 30 days after such date except when temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of federal securities laws. Cash contributions received more than fifteen calendar days or less than five calendar days prior to a Payment Date will be returned uninvested. Interest will not be paid on any uninvested cash contributions. Participants making voluntary cash investments will be charged a $.75 service fee for each such investment and will be responsible for their pro rata share of brokerage commissions.

E. Additional Information

Address all notices, correspondence, questions, or other communication regarding the Plan, or if you would like a copy of the Plan, to:

Scudder Investments Service Company
P.O. Box 219066
Kansas City, Missouri 64121-9066
1-800-294-4366

F. Adjustment of Purchase Price

The Fund will increase the price at which Shares may be issued under the Plan to 95% of the fair market value of the shares on the Record Date if the net asset value per Share of the Shares on the Record Date is less than 95% of the fair market value of the Shares on the Record Date.

G. Determination of Purchase Price

The cost of Shares and fractional Shares acquired for each participant's Account in connection with a Purchase shall be determined by the average cost per Share, including brokerage commissions as described in Paragraph G hereof, of the Shares acquired by UMB in connection with that Purchase. Shareholders will receive a confirmation showing the average cost and number of Shares acquired as soon as practicable after the Transfer Agent has received or UMB has purchased Shares. The Transfer Agent may mingle the cash in a participant's account with similar funds of other participants of the Fund for whom UMB acts as agent under the Plan.

H. Brokerage Charges

There will be no brokerage charges with respect to Shares issued directly by the Fund as a result of Distributions. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to UMB's open market purchases in connection with the reinvestment of Distributions. Brokerage charges for purchasing small amounts of Shares for individual Accounts through the Plan can be expected to be less than the usual brokerage charges for such transactions, as UMB will be purchasing Shares for all participants in blocks and prorating the lower commission thus attainable.

I. Service Charges

There is no service charge by the Transfer Agent or UMB to shareholders who participate in the Plan other than service charges specified in Paragraphs D and M hereof. However, the Fund reserves the right to amend the Plan in the future to include a service charge.

J. Transfer of Shares Held by Agent

The Transfer Agent will maintain the participant's Account, hold the additional Shares acquired through the Plan in safekeeping and furnish the participant with written confirmation of all transactions in the Account. Shares in the Account are transferable upon proper written instructions to the Transfer Agent. Upon request to the Transfer Agent, a certificate for any or all full Shares in a participant's Account will be sent to the participant.

K. Shares Not Held in Shareholder's Name

Beneficial owners of Shares which are held in the name of a broker or nominee will not be automatically included in the Plan and will receive all distributions in cash. Such shareholders should contact the broker or nominee in whose name their Shares are held to determine whether and how they may participate in the Plan.

L. Amendments

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan, including provisions with respect to any Distribution paid, subsequent to notice thereof sent to participants in the Plan at least ninety days before the record date for such Distribution, except when such amendment is necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, in which case such amendment shall be effective as soon as practicable. The amendment shall be deemed to be accepted by each participant unless, prior to the effective date thereof, the Transfer Agent receives notice of the termination of such participant's account under the Plan in accordance with the terms hereof. The Plan may be terminated by the Fund.

M. Withdrawal from Plan

Shareholders may withdraw from the Plan at any time by giving the Transfer Agent a written notice. If the proceeds are $100,000 or less and the proceeds are to be payable to the shareholder of record and mailed to the address of record, a signature guarantee normally will not be required for notices by individual account owners (including joint account owners), otherwise a signature guarantee will be required. In addition, if the certificate is to be sent to anyone other than the registered owner(s) at the address of record, a signature guarantee will be required on the notice. A notice of withdrawal will be effective for the next Distribution following receipt of the notice by the Transfer Agent provided the notice is received by the Transfer Agent at least ten days prior to the Record Date for the Distribution. When a participant withdraws from the Plan, or when the Plan is terminated in accordance with Paragraph L hereof, the participant will receive a certificate for full Shares in the Account, plus a check for any fractional Shares based on market price; or if a Participant so desires, the Transfer Agent will notify UMB to sell his Shares in the Plan and send the proceeds to the participant, less brokerage commissions and a $2.50 service fee.

N. Tax Implications

Shareholders will receive tax information annually for personal records and to assist in preparation of their Federal income tax returns. If Shares are purchased at a discount, the amount of the discount is considered taxable income and is added to the cost basis of the purchased shares.

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of November 30, 2002. Each individual's age is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois, 60606. Each Trustee's term of office extends until the next shareholder's meeting called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns or is removed as provided in the governing documents of the fund.

Non-Interested Trustees
Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
John W. Ballantine (56) Trustee, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Enron Corporation (energy trading firm) (effective May 30, 2002); First Oak Brook Bancshares, Inc.; Oak Brook Bank; Tokheim Corporation (designer, manufacturer and servicer of electronic and mechanical petroleum marketing systems)	82
Lewis A. Burnham (69) Trustee, 1977-present	Retired; formerly, Director of Management Consulting, McNulty & Company (1990-1998); prior thereto, Executive Vice President, Anchor Glass Container Corporation	82
Donald L. Dunaway (65) Trustee, 1980-present	Retired; formerly, Executive Vice President, A. O. Smith Corporation (diversified manufacturer) (1963-1994)	82
James R. Edgar (56) Trustee, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty-care products)	82
Paul K. Freeman (52) Trustee, 2002-present	President, Cook Street Holdings (consulting); Adjunct Professor, University of Denver; Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	82
Robert B. Hoffman (65) Trustee, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (until 2000); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products); Vice President and Head of International Operations, FMC Corporation (manufacturer of machinery and chemicals)	82
Shirley D. Peterson (61) Trustee, 1995-present	Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), U.S. Department of Justice. Directorships: Bethlehem Steel Corp.; Federal Mogul Corp.; Trustee, Bryn Mawr College.	82
Fred B. Renwick (72) Trustee, 1988-present	Retired; Professor Emeritus of Finance, New York University, Stern School of Business (2001-present); formerly, Professor, New York University Stern School of Business (1965-2001). Directorships: The Wartburg Foundation; The Investment Fund for Foundations; Chairman, Finance Committee of Morehouse College Board of Trustees; American Bible Society Investment Committee; formerly, Director of Board of Pensions, Evangelical Lutheran Church in America; member of the Investment Committee of Atlanta University Board of Trustees	82
William P. Sommers (69) Trustee, 1979-present	Retired; formerly, President and Chief Executive Officer, SRI International (research and development) (1994-1998); prior thereto, Executive Vice President, Iameter (medical information and educational service provider); Senior Vice President and Director, Booz, Allen & Hamilton Inc. (management consulting firm). Directorships: PSI Inc. (engineering and testing firm); Evergreen Solar, Inc. (develop/manufacture solar electric system engines); H2 Gen (manufacture hydrogen generators); Zassi Medical Evolutions, Inc. (specialists in intellectual property opportunities in medical device arena)	82
John G. Weithers (69) Trustee, 1993-present	Retired; formerly, Chairman of the Board and Chief Executive Officer, Chicago Stock Exchange (until 1992). Directorships: Federal Life Insurance Company; Chairman of the Members of the Corporation and Trustee, DePaul University; formerly, International Federation of Stock Exchanges; Records Management Systems	82

Interested Trustees and Officers
Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Richard T. Hale[2,3] (57) Chairman, Trustee and Vice President, 2002-present	Managing Director of Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present) (registered investment companies); President, DB Hedge Strategies Fund LLC (June 2002 to present), Montgomery Street Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present); formerly, Director, ISI Family of Funds (registered investment company; 4 funds overseen) (1992-1999)
199
William F. Glavin, Jr.[2] (44) Trustee and President, 2001-present	Managing Director of Deutsche Asset Management; President of Scudder Investor Services Corp. (1999-present); President of Scudder Service Corp. (2000-present); President of Scudder Financial Services, Inc. (1999-present); Vice President of Scudder Distributors, Inc. (2000-present); formerly, Executive Vice President of Dreyfus Service Corp. (1995-1997); Senior Vice President of The Boston Company Advisors (1991-1995). Directorships: Trustee, Crossroads for Kids (serves at-risk children)	82
Philip J. Collora (57) Vice President and Assistant Secretary, 1986-present	Director of Deutsche Asset Management	n/a
Philip G. Condon[4] (52) Vice President, 1999-present	Managing Director of Deutsche Asset Management	n/a
Daniel O. Hirsch[3] (48) Vice President and Assistant Secretary, 2002-present	Managing Director of Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)
n/a
Kenneth Murphy[4] (39) Vice President, 2002-present	Vice President of Deutsche Asset Management (2001-present); formerly, Director, John Hancock Signature Services (1992-2001); Senior Manager; Prudential Mutual Fund Services (1987-1992)	n/a
Charles A. Rizzo[4,5] (45) Treasurer, 2002-present	Director of Deutsche Asset Management (April 2000 to present); formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)
n/a
Brenda Lyons[4] (40) Assistant Treasurer, 1998-present	Managing Director of Deutsche Asset Management	n/a
John Millette[4] (40) Secretary, 2001-present	Vice President of Deutsche Asset Management	n/a
Caroline Pearson[4] (40) Assistant Secretary, 1998-present	Managing Director of Deutsche Asset Management	n/a

1 Length of time served represents the date that each Trustee was first elected to the common board of trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, length of time served represents the date that each Officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of trustees.
2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act, as amended. Interested persons receive no compensation from the fund.
3 Address: One South Street, Baltimore, Maryland
4 Address: Two International Place, Boston, Massachusetts
5 Mr. Rizzo was elected to serve as Treasurer of the fund on November 20, 2002.

The fund's Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

Investment Products and Services

Scudder Funds
Growth Funds

Scudder 21st Century Growth Fund

Scudder Aggressive Growth Fund

Scudder Blue Chip Fund

Scudder Capital Growth Fund

Scudder Dynamic Growth Fund

Scudder Flag Investors
Communications Fund*

Scudder Global Biotechnology Fund*

Scudder Growth Fund

Scudder Health Care Fund

Scudder Large Company Growth Fund

Scudder Micro Cap Fund*

Scudder Mid Cap Fund*

Scudder Small Cap Fund*

Scudder Technology Fund

Scudder Technology Innovation Fund

Scudder Top 50 US Fund*

Value Funds

Scudder Contrarian Fund

Scudder-Dreman Financial Services Fund

Scudder-Dreman High Return Equity Fund

Scudder-Dreman Small Cap Value Fund

Scudder Flag Investors
Equity Partners Fund*

Scudder Gold & Precious Metals Fund

Scudder Growth and Income Fund

Scudder Large Company Value Fund

Scudder-RREEF Real Estate Securities Fund

Scudder Small Company Stock Fund

Scudder Small Company Value Fund

Multicategory/Asset Allocation Funds

Scudder Asset Management Fund*

Scudder Flag Investors Value Builder Fund*

Scudder Focus Value+Growth Fund

Scudder Lifecycle Mid Range Fund*

Scudder Lifecycle Long Range Fund*

Scudder Lifecycle Short Range Fund*

Scudder Pathway Conservative Portfolio

Scudder Pathway Growth Portfolio

Scudder Pathway Moderate Portfolio

Scudder Target 2012 Fund

Scudder Total Return Fund

International/Global Funds

Scudder Emerging Markets Growth Fund

Scudder Emerging Markets Income Fund

Scudder European Equity Fund*

Scudder Global Fund

Scudder Global Bond Fund

Scudder Global Discovery Fund

Scudder Greater Europe Growth Fund

Scudder International Fund

Scudder International Equity Fund*

Scudder International Select Equity Fund*

Scudder Japanese Equity Fund*

Scudder Latin America Fund

Scudder New Europe Fund

Scudder Pacific Opportunities Fund

Income Funds

Scudder Cash Reserves Fund

Scudder Fixed Income Fund*

Scudder High Income Plus Fund*,**

Scudder High Income Fund***

Scudder High Income
Opportunity Fund****

Scudder Income Fund

Scudder PreservationPlus Fund*

Scudder PreservationPlus Income Fund*

Scudder Short-Term Bond Fund

Scudder Short-Term Fixed Income Fund*

Scudder Strategic Income Fund

Scudder U.S. Government Securities Fund

* On August 19, 2002, these funds changed their names from Deutsche to Scudder.
** Formerly Deutsche High Yield Bond Fund
*** Formerly Scudder High Yield Fund
**** Formerly Scudder High Yield Opportunity Fund

Scudder Funds (continued)
Tax-Free Income Funds

Scudder California Tax-Free Income Fund

Scudder Florida Tax-Free Income Fund

Scudder High Yield Tax-Free Fund

Scudder Managed Municipal Bond Fund

Scudder Massachusetts Tax-Free Fund

Scudder Medium-Term Tax-Free Fund

Scudder Municipal Bond Fund*

Scudder New York Tax-Free Income Fund

Scudder Short-Term Municipal Bond Fund*

Index-Related Funds

Scudder EAFE ® Equity Index Fund*

Scudder Equity 500 Index Fund*

Scudder S&P 500 Stock Fund

Scudder Select 500 Fund

Scudder US Bond Index Fund*

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Education IRA UGMA/UTMA IRA for Minors
Closed-End Funds

The Brazil Fund, Inc.

The Korea Fund, Inc.

Montgomery Street Income Securities, Inc.

Scudder Global High Income Fund, Inc.

Scudder New Asia Fund, Inc.

Scudder High Income Trust

Scudder Intermediate Government Trust

Scudder Multi-Market Income Trust

Scudder Municipal Income Trust

Scudder RREEF Real Estate Fund, Inc.

Scudder Strategic Income Trust

Scudder Strategic Municipal Income Trust

The Germany Fund

The New Germany Fund

The Central European Equity Fund

* On August 19, 2002, these funds changed their names from Deutsche to Scudder.

Note: Not all funds are available in all share classes. Consult your advisor for details.

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Account Management Resources

Legal Counsel

Vedder, Price, Kaufman & Kammholz

222 North LaSalle Street Chicago, IL 60601
Shareholder Service Agent

Scudder Investments Service Company

P.O. Box 219066 Kansas City, MO 64121-9066
Custodian and Transfer Agent

State Street Bank and Trust Company

225 Franklin Street Boston, MA 02110
Independent Auditors

Ernst & Young LLP

200 Clarendon Street Boston, MA 02116

Notes

Notes

Notes